                                                                   EXHIBIT 99.14

DEBTOR: GREAT HAWAIIAN PROPERTIES CORPORATION        CASE NUMBER: 01-10971 (EIK)

                            MONTHLY OPERATING REPORT
                             AS OF JANUARY 31, 2002
                                       AND
                            FOR THE MONTH THEN ENDED

In accordance with title 28, section 1746, of the United States Code, I declare under penalty of perjury that I have examined the attached January Monthly Operating Report (Attachments 1 through 9) and, to the best of my knowledge, these documents are true, correct, and complete.



/s/ N. J. Davison
--------------------------------------
Nicholas J. Davison
Senior Vice President, Finance

DEBTOR: GREAT HAWAIIAN PROPERTIES CORPORATION        CASE NUMBER: 01-10971 (EIK)

                            MONTHLY OPERATING REPORT
                             AS OF JANUARY 31, 2002
                                       AND
                            FOR THE MONTH THEN ENDED

                                    CONTENTS

Attachment 1              Summary of Bank and Investment Accounts
Attachment 2              Schedule of Receipts and Disbursements
Attachment 3              Bank and Investment Account Statements
Attachment 4              Income Statement
Attachment 5              Balance Sheet
Attachment 6              Summary of Due To/Due From Intercompany Accounts
Attachment 7              Accounts Receivable Aging
Attachment 8              Accounts Payable Detail
Attachment 9              Notes to January 2002 Monthly Operating Report

                                               Summary Of Bank And Investment Accounts                                Attachment 1
                                                Great Hawaiian Properties Corporation
SUMMARY                                                Case No: 01-10971 (EIK)                                           UNAUDITED
GREAT HAWAIIAN PROPERTIES CORP                       For Month Of January, 2002

                                                Balances
                                     ------------------------------    Receipts &         Bank
                                        Opening          Closing       Disbursements      Statements      Account
Account                              As Of 1/01/02    As Of 1/31/02    Included           Included        Reconciled
-------                              -------------    -------------    -------------      ----------      ----------
AHC - Honolulu Disbursements                  0.00            0.00     No -               No -            No -
Bank One                                                               No Activity        No Activity     No Activity
Account # - 552-0110649303
AHC - Mainland Credit Cards                   0.00            0.00     Yes                No - Not        Yes
Bank One                                                                                  Concentration
Account # - 552-0110521579                                                                Account
AHC - Mainland Disbursements                  0.00            0.00     No -               No -            No
Bank One                                                               No Activity        No Activity     No Activity
Account # - 552-0110673395

AHC - Mainland Payroll                   41,173.74       46,796.72     Yes                No - Not         Yes
Bank One                                                                                  Concentration
Account # - 552-0110673387                                                                Account

AHC - Master Cash                             0.00            0.00     No-                No -            No
Bank One                                                               No Activity        No Activity     No Activity
Account # - 552-0110673360

AHC - Honolulu Credit Cards                   0.00          (84.00)    Yes                No - Not        Yes
Bank One                                                                                  Concentration
Account # - 552-0110572580                                                                Account

Great Hawaiian Prop Corp                      0.00            0.00     No-                No-             No
Goldman Sachs & Co.                                                    No Activity        No Activity     No Activity
Account # - 020-33478-5

                                                       Receipts & Disbursements                                     Attachment 2-1
                                                 Great Hawaiian Properties Corporatior
R&D - Bank One                                          Case No: 01-10971 (EIK)                                          UNAUDITED
AHC Mainland Credit Cards                                      Bank One
                                                    AHC Mainland Credit Cards
                                                    Account # - 552-0110521579 1
                                                    January 02 - 31 January 02

Opening Balance - 1 Jan 02
                                      0.00

Receipts
                                  3,151.90       Receipts From Credit Cards

                                ----------
                                  3,151.90       Total Receipts

Disbursements

                                   (252.00)      Bank Fees

                                 (2,899.90)      To Great Hawaiian Properties Corporation - Bank One -
                                                 AHC Mainland Payroll - Account (552-0110673387)

                                ----------
                                 (3,151.90)      Total Disbursements

Closing Balance - 31 Jan 02

                                     0.00

                                                             Receipts & Disbursements                               Attachment 2-2
                                                     Great Hawaiian Properties Corporation
R&D - Bank One                                            Case No: 01-10971 (EIK)
AHC Mainland Payroll                                                 Bank One                                            UNAUDITED
                                                               AHC Mainland Payroll
                                                            Account # - 552-0110673387
                                                           1 January 02 - 31 January 0

Opening Balance - 1 Jan 02
                                    41,173.74

Receipts
                                     2,173.58         From Oceanic Ship Co - Bank One -
                                                        Oceanic Credit Card -Account (1583503949)
                                                        Account (552-0110673360)
                                     2,899.90         From Great Hawaiian Properties Corporation - Bank One -
                                                        AHC Mainland Credit Card - Account (552-0110521579)
                                       773.50         From The Delta Queen Steamboat Co. -
                                                        Bank One - DQ Credit Card
                                                        Account (552-0110062868)

                                   ----------
                                     5,846.98         Total Receipts

Disbursements

                                       (84.00)        To Great Hawaiian Properties Corporation - Bank One -
                                                        AHC Honolulu Credit Card - Account (552-0110572580)
                                      (140.00)        To Oceanic Ship Co - Bank One -
                                                        Oceanic Credit Card -Account (1583503949)

                                   ----------
                                      (224.00)        Total Disbursements

Closing Balance - 31 Jan 02
                                    46,796.72

                                                         Receipts & Disbursements                                   Attachment 2-3
                                                  Great Hawaiian Properties Corporation
R&D- Bank One                                            Case No: 01-10971 (EIK)                                         UNAUDITED
AHC Honolulu Credit Cards                                       Bank One
                                                        AHC Honolulu Credit Cards
                                                       Account # - 552-0110572580 1
                                                       January 02 - 31 January02

Opening Balance - 1 Jan 02
                                         0.00

Receipts
                                        84.00         From Great Hawaiian Properties Corporation - Bank One -
                                                        AHC Mainland Payroll - Account (552-0110673387)

                                   ----------
                                        84.00         Total Receipts

Disbursements
                                      (168.00)        Bank Fees

                                   ----------
                                      (168.00)        Total Disbursements

Closing Balance - 31 Jan 02
                                       (84.00)

                                             Concentration & Investment Account Statements                            Attachment 3
                                                 Great Hawaiian Properties Corporation
Summary                                                  Case No: 01-10971 (EIK)
Great Hawaiian Properties Corp                         For Month Of January. 2002
Attach 2&3

          No Statements Due To No Concentration Or Investment Accounts

                  AMCV US SL2 OF BOOKS DATE: 22-FLE-02 09:15:49
                     INCOME STATEMENT - ATTACHMENT 4 PAGE: 1
                             CURRENT PERIOD: JAN-02

CURRENCY USD

COMPANY=51(AHC - OPERATIONS)

                                                                   PTD-ACTUAL
                                                                   JAN-02
                                                                   ----------
REVENUE
 GROSS REVENUE                                                        0.00
 ALLOWANCES                                                           0.00
                                                                     -----
 NET REVENUE                                                          0.00
OPERATING EXPENSES
 AIR                                                                  0.00
 HOTEL                                                                0.00
 COMMISSIONS                                                          0.00
 ONBOARD EXPENSES                                                     0.00
 PASSENGER EXPENSES                                                   0.00
 VESSEL EXPENSES                                                      0.00
 LAYUP/DRYDOCK EXPENSE                                                0.00
 VESSEL INSURANCE                                                     0.00
                                                                     -----
 TOTAL OPERATING EXPENSES                                             0.00
                                                                     -----
 GROSS PROFIT                                                         0.00
SG&A EXPENSES
   SALES & MARKETING                                                  0.00
   PRE-OPENING COSTS                                                  0.00
                                                                     -----
 TOTAL SG&A EXPENSES                                                  0.00
                                                                     -----
 EBITDA                                                               0.00
 DEPRECIATION                                                         0.00
 OPERATING INCOME                                                     0.00
 OTHER EXPENSE/ (INCOME)
 INTEREST INCOME                                                      0.00
 INTEREST EXPENSE                                                     0.00
 EQUITY IN EARNINGS FOR SUB                                           0.00
 REORGANIZATION EXPENSES                                              0.00
                                                                     -----
 TOTAL OTHER EXPENSE/(INCOME)                                         0.00
                                                                     -----
 NET PRETAX INCOME/(LOSS)                                             0.00
                                                                     -----
 INCOME TAX EXPENSE                                                   0.00
                                                                     -----
 NET INCOME/ (LOSS)                                                   0.00
                                                                     -----

                              AMCV US SET OF BOOKS
                          BALANCE SHEET - ATTACHMENT 5
                             Current Period: JAN-02

currency USD
 Company=51 (AHC - OPERATIONS)

                                              YTD-Actual                YTD-Actual
                                              JAN-02                    CT-01
                                              --------------            ---------------
ASSETS

 Cash and Equivalent                               46,796.72                665,214.37

 Restricted Cash                                        0.00                      0.00

 Marketable Securities                                  0.00                      0.00

 Accounts Receivable                                    0.00                      0.00

 Inventories Note 1                                34,955.08                 36,560.78

 Prepaid Expenses                                       0.00                  1,609.00

 Other Current Assets                                   0.00                      0.00
                                             ---------------           ---------------
        Total Current Assets                       81,751.80                703,384.15

 Fixed Assets                                   1,992,727.87             1,992,727.87

 Accumulated Depreciation                      (1,687,090.91)            (1,687,090.91)
                                             ---------------           ---------------

        Net Fixed Assets                         305,636.96                 305,636.96

 Net Goodwill                                           0.00                      0.00

 Intercompany Due To/From                      20,941,524.74             20,319,892.39

 Net Deferred Financing Fees                            0.00                      0.00

 Net Investment in Subsidiaries                         0.00                      0.00

 Other Non Current Assets                               0.00                      0.00
                                             ---------------           ---------------
 Total Other Assets                            20,941,524.74             20,319,892.39
                                             ---------------           ---------------
 Total Assets                                  21,328,913.50             21,328,913.50
                                             ---------------           ---------------

                  AMCV US SET OF BOOKS Date: 22-FEu-02 09:28:38
                      BALANCE SHEET - ATTACHMENT 5 Page: 2
                             Current Period: JAN-02

currency USD
Company=51 (AHC - OPERATIONS)

                                              YTD-Actual             YTD-Actual
                                              JAN-02                 OCT-01
                                             --------------          --------------
LIABILITIES

  Accounts Payable                                     0.00                    0.00
       Accrued Liabilities                             0.00                    0.00
       Deposits                                        0.00                    0.00
              Total Current Liabilities                0.00                    0.00
       Long Term Debt                                  0.00                    0.00
       Other Long Term Liabilities           (15,184,601.60)         (15,184,601.60)
                                             --------------          --------------
              Total Liabilities               15,184,601.60)         (15,184,601.60)

 OTHER
       Liabilities Subject to Compromise               0.00                    0.00
                                             --------------          --------------
              Total Other                              0.00                    0.00

 OWNER'S EQUITY
       Common Stock                                9,440.25                9,440.25
       Add'1 Paid In Capital                  83,336,732.73           83,336,732.73
       Current Net Income (Loss)                       0.00             (516,397.64)
       Retained Earnings                     (46,832,657.88)         (46,316,260.24)
                                             --------------          --------------
              Total Owner's Equity               36,513,515           36,513,515.10
                                             --------------          --------------
              Total Liabilities & Equity      21,328,913.50           21,328,913.50
                                             --------------          --------------

                     Great Hawaiian Properties Corporation
                                  ATTACHMENT 6
                    Summary List of Due To/Due From Accounts
                     For the Period Ending January 31, 2002

                                                                                 BEGINNING                             ENDING
AFFILIATE NAME                            CASE NUMBER       BALANCE               DEBITS            CREDITS            BALANCE
American Classic Voyages Co.               01-10954      50,730,599.25          380,442.02             70.68
51,110,970.59
AMCV Cruise Operations, Inc.               01-10967       6,121,103.54                 --           4,228.48         6,116,875.06
The Delta Queen Steamboat Co.              01-10970        (856,702.41)          1,400.00         391,771.36        (1,247,073.77)
Great AQ Steamboat, L.L.C.                 01-10960          22,591.38                  --                --            22,591.38
Great Pacific NW Cruise Line, L.L.C.       01-10977          66,513.26                  --                              66,513.26
Great River Cruise Line, L.L.C.            01-10963          41,555.00                  --                              41,555.00
Great Ocean Cruise Line, L.L.C.            01-10959          34,964.32                  --                              34,964.32
Cape May Light, L.L.C.                     01-10961          (4,188.00)                 --                --            (4,188.00)
Project America, Inc.                      N/A            (3006,981.48)                 --            621.00        (3.007,602.48)
Oceanic Ship Co.                           N/A                (345,917)                                               (345,917.07)
Ocean Development Co.                      011 0972         780,707.24                  --                --           780,707.24
Great Hawaiian Cruise Line, Inc.           01-10975      (3,667,617.75)                                   --        (3,667,617.75)
American Hawaiian Properties Corporation   01-10976         (62,430.01)           8,452.90          8,452.90           (62,430.01)
Great Independence Ship Co.                01-10969     (28,898,393.97)                 --                --       (28,898,393.97)
Cat 11, Inc.                               01-10968             570.94                  --                --               570.94
                                                        -------------------------------------------------------------------------
                                                         20,956,374.24          390,294.92        405,144 42        20,941,524 74
                                                        =========================================================================

                      Great Hawaiian Properties Corporation

                            Accounts Receivable Aging
                             As of January 31, 2002

                                  Attachment 7

                                 Not Applicable

                      Great Hawaiian Properties Corporation

                             Accounts Payable Detail
                             As of January 31, 2002

                                  Attachment 8

                                 Not Applicable

DEBTOR: GREAT HAWAIIAN PROPERTIES CORPORATION        CASE NUMBER: 01-10971 (EIK)

                      PRELIMINARY MONTHLY OPERATING REPORT
                             AS OF JANUARY 31, 2002
                                       AND
                            FOR THE MONTH THEN ENDED

                                  ATTACHMENT 9
                   NOTES TO JANUARY MONTHLY OPERATING REPORT

The information contained herein is unaudited.

All assets presented herein continue to be held at historical book values, net of accumulated depreciation or amortization. The Company has not attempted to adjust its books to reflect fair market values of its assets, nor has it attempted to adjust asset book values to reflect any potential impairments.

Liabilities included in these financial statements reflect amounts known by the Company to have been incurred. The Company has listed in prior filings with the United States Trustee potential additional claims it believes may be asserted against the Company.

To the best of the Debtor's knowledge and belief, based on currently available information, all Federal income and payroll taxes due and owing have been paid.

1.       Amount represents obsolete in inventory that is held for auction.

2. Other long-term liabilities consists of deferred tax assets and liabilities, net. Deferred tax assets and liabilities have been recognized for the expected future tax consequences of temporary differences between carrying amounts and the tax bases of assets and liabilities. The Debtor has not recorded adjustments to these amounts pending the outcome of Chapter 11 proceedings.